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                                                                 EXHIBIT 10.4(4)


                              AMENDMENT AGREEMENT

         This Amendment and Waiver Agreement ("Agreement") is entered into effective as of August 5, 1994 by and between A. H. Belo Corporation, a Delaware corporation (the "Guarantor"), and The Sanwa Bank Limited, Dallas Agency (the "Bank").

         WHEREAS, the Guarantor executed that certain Guaranty dated as of June 2, 1987 in favor of the Bank (the "Guaranty") in connection with that certain Letter of Credit and Reimbursement Agreement dated as of June 2, 1987 between the Bank and Dallas-Fort Worth Suburban Newspapers, Inc.;

         WHEREAS, effective as of August 5, 1994, the Guarantor terminated that certain Credit Agreement dated as of October 27, 1988 among the Guarantor and certain banks (the "1988 Agreement") and entered into that certain Credit Agreement dated as of August 5, 1994 among the Guarantor and certain banks (the "1994 Agreement"); and

         WHEREAS, the Guarantor has requested the Bank to amend Section 7(f) of the Guaranty to provide that the covenants, including applicable defined terms, contained in the 1994 Agreement shall be effective with respect to the Guaranty in accordance with the terms hereof;

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.       Section 7(f) is hereby amended to read in its entirety as follows:

                 (f) Compliance with Certain Covenants. Comply with each of the covenants contained in Article 6 of that certain Credit Agreement dated as of August 5, 1994, among the Guarantor, as borrower, Citicorp Securities, Inc., as syndication agent, The First National Bank of Chicago, as administrative agent, and Texas Commerce Bank National Association, as documentation agent, and certain other banks, attached hereto as Exhibit A (said Agreement, as it may hereafter be amended or waived from time to time, being the "1994 Agreement"). Such covenants contained in the 1994 Agreement are incorporated herein by reference the same as if stated verbatim herein (including, where pertinent, the definitions of defined terms used in such incorporated covenants), it being understood that no material amendment or waiver with respect to such covenants contained in the 1994 Agreement shall be effective with respect to this Guaranty unless both (x) Guarantor shall give the Bank written notice of such amendment or waiver and (y) the Bank shall not object thereto by notifying Guarantor in writing within ten (10) days of Guarantor's notice to the Bank. Guarantor agrees that such covenants contained in the 1994 Agreement will remain applicable and effective for purposes of this Guaranty even after the 1994 Agreement has been terminated.
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2.       From and after the effective date hereof, each reference in the
Guaranty, as amended, to the 1994 Agreement shall be deemed to mean the 1994 Agreement as the same may be hereafter amended or modified by any amendment or waiver to the 1994 Agreement that becomes effective with respect to the Guaranty pursuant to Section 7(f) thereof.

3. The Guaranty, as amended or modified hereby, shall remain in full force and effect and is hereby ratified, approved and confirmed in all respects.

4. This Agreement shall not be deemed to (a) be a waiver of or a consent to the modification of or deviation from any other term or condition of the Guaranty or any of the other instruments or agreements referred to therein, or
(b) prejudice any other right or rights which the Bank may now have or may have in the future under or in connection with the Guaranty or any of the other instruments, agreements or documents referred to therein.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the 26 day of September, 1994, to be effective as of the date first above written.

                                        A. H. BELO CORPORATION


                                        By: /s/ VICKY C. TEHERANI
                                        Title: VP & TREASURER



                                        THE SANWA BANK LIMITED,
                                        DALLAS AGENCY

                                        By: /s/ ROSS S. SMITH
                                        Title: ASSISTANT VICE PRESIDENT

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                                   EXHIBIT A

                                 (See Attached)